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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  -------------

                                    FORM 8-K

                                  -------------



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: JANUARY 31, 2003
              (DATE OF EARLIEST EVENT REPORTED: DECEMBER 20, 2002)


                        COMMISSION FILE NUMBER: 333-81601

                                  -------------


                             EAST COAST POWER L.L.C.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                 DELAWARE                                     52-2143667
        (State or Other Jurisdiction                       (I.R.S. Employer
       of Incorporation or Organization)                   Identification No.)

               EL PASO BUILDING
             1001 LOUISIANA STREET                              77002
                HOUSTON, TEXAS                                (Zip Code)
   (Address of Principal Executive Offices)


       Registrant's Telephone Number, Including Area Code: (713) 420-2600

================================================================================

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

         On December 20, 2002, we distributed the Bayonne Venture power purchase agreement with Jersey Central Power and Light, which had a book value of approximately $114.9 million on the distribution date, to our members, Bonneville Pacific Corporation and Mesquite Investors, L.L.C. This distribution was done in connection with a power contract restructuring that was previously contemplated and discussed in our 2001 Annual Report on Form 10-K, and in accordance with the terms of our indenture. In conjunction with this restructuring, Mesquite Investors contributed $165.0 million to us which we used to redeem $165.0 million of our outstanding senior secured notes. Following the distribution of the Bayonne Venture power purchase agreement, we distributed our ownership interests in Bayonne Venture and Camden Venture on January 6, 2003, to our member, Mesquite Investors, in accordance with the terms of our indenture.

         We are filing this current report on Form 8-K to reflect the impact of these distributions, as well as other transactions resulting from or done in contemplation of the power contract restructurings, on our historical financial statements.

ITEM 5.   OTHER MATTERS

         On December 20, 2002, we completed the anticipated restructuring of Bayonne Venture's power purchase agreement with Jersey Central Power and Light which was previously disclosed in our 2001 Annual Report on Form 10-K. As required by our bond indenture, prior to the distribution of Bayonne Venture to our member, we obtained a third party appraisal to determine the fair value of the plant assets of Bayonne Venture and, subsequently, recorded an impairment of these assets of approximately $56.1 million.

         In addition, as required by our bond indenture, we obtained a third party appraisal to determine the fair value of the plant assets of Camden Venture prior to its distribution. As a result of this appraisal, we recorded an impairment of these assets of approximately $28.8 million.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

b.   Pro forma financial statements

         The following pro forma condensed consolidated financial statements as of and for the nine months ended September 30, 2002, and for the year ended December 31, 2001, have been prepared based on our historical consolidated balance sheet and our historical consolidated statements of operations. These statements are unaudited. The transactions identified below pertain to the power contract restructuring which was completed on December 20, 2002:

         o Our distribution of the power purchase agreement with Jersey Central Power and Light to our members.

         o The distribution of our ownership interests in Bayonne Venture and Camden Venture to Mesquite Investors, one of our members.

         o The redemption of $165.0 million of our outstanding senior secured notes relating to the December 2002 power contract restructuring.

         o  The impairment of the plant assets at Bayonne Venture.

         In addition, in order to better reflect the impact to our historical financial statements, we have included adjustments in these pro forma financial statements to present additional material transactions which are:

         o The reduction in interest expense associated with the redemption of $176.4 million of our outstanding senior secured notes resulting from the restructuring of Camden Venture and Bayonne Venture's power purchase agreements with Public Service Electric and Gas Company in December 2001. On December 12, 2001, we distributed the Bayonne Venture and Camden Venture power purchase agreements with Public Service Electric and Gas to our members, Bonneville Pacific Corporation and Mesquite Investors. This distribution was done in connection with a power contract restructuring that was done in accordance with the terms of our indenture and previously disclosed on our current report on Form 8-K dated December 27, 2001, and in our 2001 Annual Report on Form 10-K. In conjunction with this restructuring, we acquired the remaining ownership interests in Camden Venture which resulted in the consolidation of Camden Venture in our financial statements as of December 2001.

         o  The impairment of the plant assets at Camden Venture.


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
         The pro forma statements of operations for the nine months ended September 30, 2002, and the year ended December 31, 2001, reflect the transactions identified above as if they had occurred on January 1, 2001. The pro forma balance sheet, as of September 30, 2002, reflects the transactions identified above as if they had occurred on September 30, 2002.

         The pro forma financial statements are not necessarily indicative of our consolidated financial position or results of operations that might have occurred had the transactions been completed at the beginning of the earliest period presented, nor do they necessarily indicate our consolidated operating results and financial position for any future period.

         These pro forma financial statements were prepared under the rules established by the Securities and Exchange Commission in Article 11 of Regulation S-X. Accordingly, we reflected the losses we incurred on the distribution of the Bayonne Venture power purchase agreement with Jersey Central Power and Light on the pro forma balance sheet as of September 30, 2002. We did not reflect these losses on the pro forma statements of operations for the nine months ended September 30, 2002, and the year ended December 31, 2001, since these are non-recurring items.

                             EAST COAST POWER L.L.C.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2002
                                  (In millions)

                          ASSETS

                                                                 CAMDEN
                                                 EAST COAST    VENTURE AND
                                                POWER L.L.C.     BAYONNE             OTHER           COMBINED
                                                 HISTORICAL     VENTURE(a)       ADJUSTMENTS(b)      PRO FORMA
                                                 ----------    ------------      --------------      ---------
Current assets
        Cash and cash equivalents .............   $    14.9      $                 $   165.0 (c)     $    14.9
                                                                                      (165.0)(d)
        Restricted cash .......................        12.4                                               12.4
        Accounts receivable, net ..............        30.0         (20.2)                                 9.8
        Inventory .............................        18.1          (8.1)                                10.0
        Other current assets ..................         2.6          (1.2)                                 1.4
                                                  ---------      --------          ---------         ---------
             Total current assets .............        78.0         (29.5)                --              48.5
                                                  ---------      --------          ---------         ---------

Investments in unconsolidated affiliates.......       720.7                                              720.7
                                                  ---------      --------          ---------         ---------

Property, plant and equipment, net.............       200.8                            (85.7)(h)         115.1
                                                  ---------      --------          ---------         ---------

Other assets
        Intangible assets, net ................       119.3                           (119.3)(g)            --

        Other .................................         8.3                             (1.2)(f)           7.1
                                                  ---------      --------          ---------         ---------
                                                      127.6                           (120.5)              7.1
                                                  ---------      --------          ---------         ---------
             Total assets .....................   $ 1,127.1      $  (29.5)         $  (206.2)        $   891.4
                                                  =========      ========          =========         =========

        LIABILITIES AND MEMBERS' CAPITAL

Current liabilities
        Accounts payable ......................   $    26.4      $   (7.2)         $    10.0 (l)     $    29.2
        Accounts payable, affiliate ...........        23.1         (13.1)                                10.0
        Current maturities of long-term debt ..        47.3                             (6.5)(d)          40.8
        Interest payable ......................         2.8                                                2.8
        Note payable, affiliate................          --                            165.0 (c)            --
                                                                                      (165.0)(e)
                                                  ---------      --------          ---------         ---------
             Total current liabilities .......         99.6         (20.3)               3.5              82.8
                                                  ---------      --------          ---------         ---------

Long-term debt, less current maturities .......       888.4          (0.5)            (158.5)(d)         729.4

Commitment and contingencies

Members' capital...............................       139.1          (8.7)             165.0 (e)          79.2
                                                                                        (1.2)(f)
                                                                                      (119.3)(g)
                                                                                       (85.7)(h)
                                                                                       (10.0)(l)
                                                  ---------      --------          ---------         ---------
             Total liabilities and members'
               capital.........................   $ 1,127.1      $  (29.5)         $  (206.2)        $   891.4
                                                  =========      ========          =========         =========

                             See accompanying notes.

                            EAST COAST POWER L.L.C.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
                                 (In millions)




                                                                CAMDEN
                                                 EAST COAST   VENTURE AND
                                                POWER L.L.C.    BAYONNE            OTHER             COMBINED
                                                 HISTORICAL    VENTURE(a)      ADJUSTMENTS(b)        PRO FORMA
                                                 ----------   -------------    --------------        ----------
 Operating revenues
       Electricity ...........................   $    126.8   $       (96.0)     $                   $     30.8
       Steam .................................         15.2            (4.0)                               11.2
                                                 ----------   -------------      ----------          ----------
                                                      142.0          (100.0)                               42.0
                                                 ----------   -------------      ----------          ----------

Operating expenses
       Fuel ..................................         78.3           (49.0)                               29.3
       Operation and maintenance .............         18.0           (16.6)                                1.4
       Depreciation and amortization .........         18.9            (3.0)          (13.4)(m)             2.5
       General and administrative ............         12.4            (6.6)                                5.8
                                                 ----------   -------------      ----------          ----------
                                                      127.6           (75.2)          (13.4)               39.0
                                                 ----------   -------------      ----------          ----------
Operating income (loss) ......................         14.4           (24.8)           13.4                 3.0
                                                 ----------   -------------      ----------          ----------
Other (income) expense
      (Earnings) loss from unconsolidated
          affiliates .........................        (57.1)                                              (57.1)
       Interest and other income .............         (0.5)                                               (0.5)
       Interest and debt expense, net ........         52.9                            (8.9)(j)            44.0
                                                 ----------   -------------      ----------          ----------
                                                       (4.7)                           (8.9)              (13.6)
                                                 ----------   -------------      ----------          ----------

Net income (loss) ............................   $     19.1   $       (24.8)     $     22.3          $     16.6
                                                 ==========   =============      ==========          ==========

                            See accompanying notes.

                             EAST COAST POWER L.L.C.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                                 (In millions)


                                                              CAMDEN
                                              EAST COAST    VENTURE AND
                                             POWER L.L.C.     BAYONNE          OTHER           COMBINED
                                              HISTORICAL     VENTURE(a)     ADJUSTMENTS(b)     PRO FORMA
                                             ------------   ------------   ---------------     -----------
Operating revenues
        Electricity.......................... $   103.1     $   (103.1)       $              $      --

        Steam................................       4.5           (4.5)                             --
                                               --------     ----------        ---------      ---------
                                                  107.6         (107.6)                             --
                                               --------     ----------        ---------      ---------
Operating expenses
        Fuel.................................      46.8          (46.8)                             --
        Operation and maintenance............      12.0          (12.0)                             --
        Depreciation and amortization........      21.0           (2.6)           (18.4)(m)         --
        Asset impairment charges.............      67.3          (67.3)                             --
        General and administrative...........       7.3           (1.1)                            6.2
                                               --------     ----------        ---------      ---------
                                                  154.4         (129.8)           (18.4)           6.2
                                               --------     ----------        ---------      ---------
Operating income (loss)......................     (46.8)          22.2             18.4           (6.2)
                                               --------     ----------        ---------      ---------

Other (income) expense
        (Earnings) loss from unconsolidated
         affiliates..........................     (89.9)                           (3.6)(k)      (84.6)
                                                                                    8.9 (i)
        Interest and other income............      (2.8)           2.1                            (0.7)
        Interest and debt expense, net.......      90.8           (6.5)           (11.8)(j)       60.5
                                                                                  (12.0)(n)
                                               --------     ----------        ---------      ---------
                                                   (1.9)          (4.4)           (18.5)         (24.8)
                                               --------     ----------        ---------      ---------
Net income (loss) before extraordinary
  items......................................  $  (44.9)    $     26.6        $    36.9      $    18.6
                                               ========     ==========        =========      =========

                            See accompanying notes.

                            EAST COAST POWER L.L.C.
                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS

(a) This column represents the amounts associated with the distribution of Camden Venture and Bayonne Venture as of September 30, 2002, and for the nine months ended September 30, 2002 and the year ended December 31, 2001.

(b) This column represents additional adjustments to reflect the impact of our distribution of the power purchase agreements and the ventures.

(c) To record the borrowing from an affiliate of $165.0 million to be used to redeem a portion of our outstanding senior secured notes.

(d) To record the redemption of $165.0 million of our outstanding senior secured notes. Of the amounts redeemed, $6.5 million was current and $158.5 million was long-term.

(e) To record the assumption by Mesquite Investors, our member, of the $165.0 million note payable to an affiliate as a capital contribution.

(f) To record the write-off of debt issuance costs associated with the redemption of $165.0 million of our senior secured notes.

(g) To record the distribution of our Jersey Central Power and Light power purchase agreement to our members.

(h) To record the impairment charge associated with the plant assets of Bayonne Venture and Camden Venture, based on the third party appraisals.

(i) To record the elimination of our equity earnings in Camden Venture which we accounted for under the equity method until November 30, 2001.

(j) To record the reduction of the historical interest expense associated with the $165.0 million redemption of our senior secured notes for the nine months ended September 30, 2002, and for the year ended December 31, 2001, based on the senior secured notes' average interest rate for the nine months ended September 30, 2002, and the year ended December 31, 2001, which was approximately 7.15%.

(k) To record the elimination of our equity earnings in Bayonne Venture which we accounted for under the equity method until March 12, 2001.

(l) To record restructuring liabilities associated with terminating the management fee agreements of Bayonne Venture.

(m) To record the removal of amortization expense associated with excess costs assigned to the Bayonne Venture power purchase agreements.

(n) To record the reduction of the historical interest expense associated with the $176.4 million redemption of our senior secured notes for the year ended December 31, 2001, based on the senior secured notes' average interest rate for the year ended December 31, 2001, which was approximately 7.15%.


 c.  Exhibits

          None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          EAST COAST POWER L.L.C.


Date:  January 31, 2003                            /s/ BRYAN E. SEAS
                                          -------------------------------------
                                                       Bryan E. Seas
                                               Vice President and Controller
                                               (Principal Accounting Officer)





















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